UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

TTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard, Santa Ana, CA	92704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

We are filing this Amendment No. 1 to Form 8-K to clarify that on November 11, 2010, we determined to dismiss the accounting firm of KPMG LLP, the independent registered public accounting firm engaged to audit our financial statements for the previous two fiscal years and the fiscal year ending December 31, 2010, and to seek the engagement of PricewaterhouseCoopers LLP to audit our financial statements for the fiscal year ending December 31, 2011. The decision was recommended and approved by the audit committee of our board of directors and approved by our board of directors. KPMG was notified of the decision on November 12, 2010. As of the date of this report, we have not engaged PricewaterhouseCoopers to audit our financial statements for the fiscal year ending December 31, 2011.

During the two most recent fiscal years ended December 31, 2009 and 2008 and the subsequent interim periods through and including November 11, 2010, there were no (i) disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their audit report to the subject matter of the disagreements or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on our consolidated financial statements as of and for the past two fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG’s report on our financial statements for the years ended December 31, 2009 and 2008 did contain separate paragraphs stating, respectively:

“As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for uncertainties in income taxes effective January 1, 2007, due to the adoption of Financial Accounting Standards Board (FASB) Interpretation 48, “Accounting for Uncertainty in Income Taxes”, included in ASC Subtopic 740-10, “Income Taxes — Overall”. Also discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for convertible debt instruments effective January 1, 2009, due to the adoption of FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”, included in ASC Subtopic 470-20, “Debt with Conversion and Other Options”, and the consolidated financial statements have been adjusted for the retrospective application of this standard.”

and

“As discussed in Note 2 to the consolidated financial statements, effective January 1, 2007, the Company adopted Financial Accounting Standards Board Interpretation 48, “Accounting for Uncertainty in Income Taxes”.”

We adopted the accounting methods discussed in the paragraphs above in order to adhere to U.S. generally accepted accounting principles.

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Following the completion of the audit by KPMG of our consolidated financial statements for the fiscal year ending December 31, 2010, we will file a further amendment to this Form 8-K/A in order to update the disclosure required by Item 304 of Regulation S-K as it relates to KPMG and our fiscal year ending December 31, 2010.

We have requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements made by us. A copy of this letter is attached to this Form 8-K/A as Exhibit 16.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
16	Letter of KPMG LLP to the Securities and Exchange Commission dated November 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.
Date: November 29, 2010
	By:	/s/ Steven W. Richards

Steven W. Richards
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter of KPMG LLP to the Securities and Exchange Commission dated November 24, 2010.